UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 10, 2007



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


         North Carolina              000-22787              56-2028446
 (State or other jurisdiction    (Commission File        (I.R.S. Employer
       of incorporation)              Number)          Identification Number)



                 6114 U.S. 301 South
              Four Oaks, North Carolina                   27524
      (Address of principal executive offices)          (Zip Code)


                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed in a Current Report on Form 8-K filed by Four Oaks Fincorp, Inc. (the "Company") on December 10, 2007 (the "December 10th Current Report"), the Company, its wholly-owned subsidiary, Four Oaks Bank & Trust Company ("Four Oaks"), and LongLeaf Community Bank ("LongLeaf") entered into a definitive merger agreement (the "Agreement"), pursuant to which LongLeaf will merge with and into Four Oaks (the "Merger"). The Company is filing with this Current Report the Agreement and a list of schedules omitted from the Agreement, which are attached to this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively, and incorporated herein by reference.

THIS CURRENT REPORT ON FORM 8-K IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY OR THE SOLICITATION OF AN OFFER TO SELL ANY SECURITIES. The proposed transaction will be submitted to LongLeaf's shareholders for their consideration. The parties to the Agreement will file a registration statement, a proxy statement/prospectus, and other relevant documents concerning the proposed transaction with the SEC and FDIC. SHAREHOLDERS OF LONGLEAF ARE NOT BEING ASKED TO TAKE ANY ACTION AT THIS TIME BUT ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND FDIC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about the parties to the Agreement, at the SEC's Website (http://www.sec.gov). Information about Longleaf is available in the public filings it makes with the Federal Deposit Insurance Corporation (FDIC), which are available for inspection at the offices of the FDIC's Accounting and Securities Disclosure Section located at Room F-6043, 550 17th Street, N.W., Washington, DC 20429. One may also obtain copies of Longleaf's reports by calling the FDIC's Accounting and Securities Disclosure Section at (202) 898-8913, by facsimile at (202) 898-8505, or by email at mfields@fdic.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can be obtained, without charge, by directing a request to Nancy Wise, Four Oaks Fincorp, Inc., 6114 U.S. 301 South, Four Oaks, North Carolina 27524, (919) 963-2177. In addition, copies of the proxy statement/prospectus can be obtained, without charge, by directing a request to Sandy Hunsucker, LongLeaf Community Bank, P.O. Box 1208, Rockingham, North Carolina 28380, (910) 895-1208.

Each of the parties to the Agreement and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of LongLeaf, in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of the Company's common stock is set forth in the proxy statement, dated April 2, 2007, for the Company's 2007 annual meeting of shareholders held


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on April 23, 2007, as filed with the SEC on a Schedule 14A. Information about the directors and executive officers of LongLeaf and their ownership of LongLeaf common stock is set forth in the proxy statement, dated April 12, 2007, for LongLeaf's 2007 annual meeting of shareholders held on May 10, 2007. Additional information regarding the interests of LongLeaf's directors and officers may be obtained by reading the proxy statement/prospectus when it becomes available.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits accompany this Report:

Exhibit 2.1 Merger Agreement, dated December 10, 2007, by and among Four Oaks Fincorp, Inc., Four Oaks Bank & Trust Company and LongLeaf Community Bank

Exhibit 2.2      List of Schedules Omitted from Merger Agreement included as
                 Exhibit 2.1 above



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FOUR OAKS FINCORP, INC.


                                         By: /s/ Nancy S. Wise
                                             -----------------
                                             Nancy S. Wise
                                             Chief Financial Officer



Date: December 12, 2007


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                                  EXHIBIT INDEX
                                  -------------


Exhibit 2.1 Merger Agreement, dated December 10, 2007, by and among Four Oaks Fincorp, Inc., Four Oaks Bank & Trust Company and LongLeaf Community Bank

Exhibit 2.2      List of Schedules Omitted from Merger Agreement included as
                 Exhibit 2.1 above